Packaging Corporation of America Bank of America Global Agriculture & Materials Conference February 29, 2024 Robert P. Mundy Executive V. P. & CFO Mark W. Kowlzan Chairman & CEO Exhibit 99.1

Certain statements in this presentation are forward-looking statements. Forward-looking statements include statements about our future financial condition, our industry and our business strategy. Statements that contain words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “hope” or similar expressions, are forward-looking statements. These forward-looking statements are based on the current expectations of PCA. Because forward-looking statements involve inherent risks and uncertainties, the plans, actions and actual results of PCA could differ materially. Among the factors that could cause plans, actions and results to differ materially from PCA’s current expectations are those identified under the caption “Risk Factors” in PCA’s Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequent quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available at the SEC’s website at “www.sec.gov”. Non-GAAP financial measures are reconciled to the most comparable GAAP measure in the Appendix. Packaging Corporation of America

Improving Packaging segment market conditions in 2nd half of 2023 sets-up great start to 2024 Packaging segment demand continues to strengthen; 1Q24 corrugated products volume exceeding guidance Higher prices in Packaging segment expected from 1Q24 price increases Completing Phase II of Jackson conversion to containerboard provides value-creating solutions for Packaging and Paper segment demand and much needed strategic runway for high-value integrated box business, generating long-term value creation Continued value creation from robust strategic, cost reduction, and process improvement capital spending programs in corrugated plants and mills Inflation expected to moderate and supply chain challenges have also improved Strong balance sheet continues to provide financial flexibility for opportunistic capital allocation and enhancing shareholder returns Positioned to Continue Industry-Leading Performance in 2024 and Beyond

Industry PCA Corrugated Products Volume Growth - Outperformance vs. the Industry Continues % Cumulative Growth in Volume/Day 26% 4% PCA CAGR 2.4% Industry CAGR 0.2% Cumulative Growth

Containerboard Production Packaging EBITDA Margin % (1) . . . . and Growing Internal Containerboard Supply Supports Industry-Leading Margins 2017 2018 2019 2020 2021 2022 2023 000 Tons Wallula & Jackson Mills (1) See Appendix A for calculation of EBITDA and EBITDA margins = Avg Integration Rate 91.4% 23% Avg EBITDA Margin Over This Period

Solid Cash Flow Generation Allows Continuous Value-Creating Opportunities Cash Flow from Operations Free Cash Flow (1) $ Millions (1) See Appendix A for calculation of free cash flow. All-Time Record

$1,000 $500 $600 $700 % Consistently Strong ROIC > WACC Creates Significant Value ROIC 6-Yr Avg: 16.8% WACC 6-Yr Avg: 7.9% Over $3 Billion of Value Creation (Pandemic) $400 $MM (1) See Appendix B for ROIC calculations. $900 $800 $1,100

Y/E Share Price ROIC High Correlation Between Industry-Leading ROIC and Share Price Growth Share Price Average ROIC 16.8% (1) See Appendix B for ROIC calculations. ROIC (1)

Share Price Growth and EPS vs. Key Competitors


PCA
EPS
Price/Share
$12
$10
$8
$6
$4
$2
$0
$200
$150
$100
$50
$0
CAGR
EPS 6.3%
Price/Share 5.1%
2017
2018
2019
2020(1)
2021
2022
2023
Earnings Per Share (2) (Trendline)
Price Per Share (3) (Trendline)


Competitor A
EPS
Price/Share
$10
$8
$6
$4
$2
$0
$200
$150
$100
$50
$0
CAGR
EPS (7.7)%
Price/Share (6.7)%
2017
2018
2019
2020(1)
2021
2022
2023
Earnings Per Share (Trendline)
Price Per Share (3) (Trendline)


Competitor B
EPS
Price/Share
$10
$8
$6
$4
$2
$0
$200
$150
$100
$50
$0
CAGR
EPS 2.4%
Price/Share (6.8)%
2017
2018
2019
2020(1)
2021
2022
2023
Earnings Per Share (Trendline)
Price Per Share (3) (Trendline)

(1) Start of Pandemic
(2) See Appendix C for reconciliation of PCA reported EPS & recurring EPS
(3) As of December 31

9

Impressive Total Return Track Record vs. Competitors and S&P 500 60 – 80%

Meaningful and Sustainable Approach to Dividends EPS (1) Dividend Per Share EPS Dividend/Share Annualized 6 Year Average Dividend Payout Ratio 49% (Pandemic) 6 Year Average Yield 3% Y/E Share Price Dividend/Share Annualized Dividend Per Share Share Price (1) See Appendix C for reconciliation of reported EPS to recurring EPS.

Overall Long-term Debt Maturity 15.5 Years Lowest Leverage Among Industry Peers Interest Coverage Strong Balance Sheet Provides for Continued Financial Flexibility 14.3x (1) (1) Excludes one-time debt refinancing charges. Including these charges, the ratio would have been 10.3x and 10.7x for 2019 and 2021, respectively. 11.9x 17.0x 2017 2018 2019 2020 2021 2022 2023 Leverage Ratio 1.3x 1.3x 1.1x (1) 2017 2018 2019 2020 2021 2022 2023 $MM 2025 - 2027 2028 20292030 - 2033 2043 - 2049 2050 2051 20262032 2048 $400 $500 1.1x 1.1x 21.9x 18.3x $400 $400 $500 $700 1.5x 1.8x 14.7x 12.8x

Appendix A

	2017	2018	2019	2020	2021	2022	2023
Packaging segment income	$ 950.3	$1,045.4	$ 963.4	$ 829.5	$ 1,306.0	$ 1,423.7	$ 1,074.3
Depreciation, amortization and depletion	317.5	342.0	342.8	365.2	381.0	420.2	472.5
EBITDA	**1,267.8**	**1,387.4**	**1,306.2**	**1,194.7**	**1,687.0**	**1,843.9**	**1,546.8**
Special items[1] :							
- Acquisition-related, facilities closure and other costs (income)	-	-	0.3	18.2	(3.1)	(0.6)	8.9
- Jackson mill conversion–related activities	(5.5)	1.8	-	-	4.3	5.3	-
- Hurricane Laura impact	-	-	-	10.0	-	-	-
- Incremental costs for Covid-19	-	-	-	6.3	-	-	-
- DeRidder mill fixed asset disposals	-	-	3.0	-	-	-	-
- Wallula mill restructuring	-	11.3	0.5	-	-	-	-
- Insurance deductible for property damage	-	0.5	-	-	-	-	-
- Expiration of timberland repurchase option	(2.0)	-	-	-	-	-	-
- DeRidder mill incident	5.0	-	-	-	-	-	-
- Hexacomb working capital adjustment	(1.6)	-	-	-	-	-	-
EBITDA excluding special Items	**$1,263.7**	**$1,401.0**	**$ 1,310.0**	**$ 1,229.2**	**$ 1,688.2**	**$ 1,848.6**	**$ 1,555.7**
Packaging net sales	**$5,312.3**	**$ 5,938.5**	**$ 5,932.2**	**$ 5,919.5**	**$ 7,052.6**	**$ 7,780.7**	**$ 7,135.6**
EBITDA margin	**23.8%**	**23.6%**	**22.1%**	**20.8%**	**23.9%**	**23.8%**	**21.8%**

	2017	2018	2019	2020	2021	2022	2023
Cash flow from operations	$ 856	$ 1,180	$ 1,207	$ 1,033	$ 1,094	$ 1,495	$ 1,315
Less: additions to PP&E	(343)	(551)	(399)	(421)	(605)	(824)	(470)
Free cash flow	**$ 513**	**$ 629**	**$ 808**	**$ 612**	**$ 489**	**$ 671**	**$ 845**

(1) For descriptions of special items, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in Part II, Item 7 of our 2017 - 2023 Annual Reports on Form 10-K

Appendix B

Return on invested capital (ROIC) is calculated as follows:	2017	2018	2019	2020	2021	2022	2023
Income from operations	$ 932	$ 1,068	$ 1,054	$ 724	$ 1,241	$ 1,421	$ 1,075
Special items and adjustments:							
- Facilities closure costs (income)	(6)	2	-	28	(3)	1	14
- Jackson mill conversion	-	-	-	-	14	14	11
- Incremental costs for COVID-19	-	-	-	7	-	-	-
- Goodwill impairment	-	-	-	55	-	-	-
- Hurricane Laura impact	-	-	-	10	-	-	-
- DeRidder mill fixed asset disposals	-	-	3	-	-	-	-
- Wallula mill restructuring	33	30	1	-	-	-	-
- Insurance deductible for property damage	-	1	-	-	-	-	-
- Acquisition and integration related costs	2	-	-	-	-	(1)	-
- DeRidder mill incident	5	-	-	-	-	-	-
- Hexacomb working capital adjustment	(2)	-	-	-	-	-	-
- Expiration of timberland repurchase option	(2)	-	-	-	-	-	-
- Ceased production of market pulp at Wallula	-	-	-	-	-	-	-
Adjusted income from operations	**$962**	**$ 1,101**	**$ 1,058**	**$ 824**	**$ 1,252**	**1,435**	**1,101**
Provision for income taxes	**(326)**	**(266)**	**(258)**	**(206)**	**(303)**	**(352)**	**(270)**
NOPAT	**$ 636**	**$ 835**	**$ 800**	**$ 618**	**$ 949**	**$ 1,083**	**$ 830**

	2016	2017	2018	2019	2020	2021	2022	2023
Stockholders' Equity	$ 1,760	$ 2,183	$ 2,672	$ 3,071	$ 3,246	$ 3,607	$ 3,667	$ 3,997
Current maturities of long-term debt and finance lease obligations	27	151	1	2	2	2	2	402
Finance lease obligations (non-current)	20	19	18	16	14	13	11	9
Long-term debt	2,620	2,480	2,484	2,477	2,479	2,472	2,474	2,472
Cash and cash equivalents	(239)	(217)	(362)	(680)	(975)	(619)	(320)	(648)
Marketable debt securities	-	-	-	(148)	(148)	(146)	(150)	(558)
Invested capital	**$ 4,188**	**$ 4,616**	**$ 4,813**	**$ 4,738**	**$ 4,618**	**$ 5,329**	**$ 5,683**	**$ 5,674**
Average invested capital		**$ 4,402**	**$ 4,715**	**$ 4,776**	**$ 4,678**	**$ 4,974**	**$ 5,506**	**$ 5,679**
ROIC (NOPAT/average invested capital)		**14.5%**	**17.7%**	**16.7%**	**13.2%**	**19.1%**	**19.7%**	**14.6%**

Reported earnings per diluted share $ 7.07$ 7.80$ 7.34$ 4.84$ 8.83$ 11.03$ 8.48 Special items (1) - Jackson mill conversion-related activities----0.110.110.09 - Facilities closure and other costs(0.04)0.01-0.23(0.03)0.010.12 -Acquisition and integration related costs 0.01---0.01(0.01)- -Debt refinancing 0.01-0.28-0.47-- -Goodwill impairment---0.58--- -Hurricane Laura impact---0.08--- -Incremental costs for Covid-19---0.05--- -Tax reform(1.29)(0.02)----- -Wallula mill restructuring 0.21 0.240.01---- -DeRidder mill fixed asset disposals--0.02---- -Internal legal entity consolidation0.04------ -Expiration of timberland repurchase option (0.01)----- -Hexacomb working capital adjustment(0.01)------ -Ceased production of market pulp at Wallula ------- -DeRidder mill incident0.03------ -Sale of St. Helens paper mill site------- -Class action lawsuit settlement------- Total special items (income) expense(1.05)0.230.310.940.560.110.21 Earnings per diluted share, excl. special items (2) $ 6.02$ 8.03$ 7.65$ 5.78$ 9.39$ 11.14$ 8.70 Appendix C For descriptions of special items, see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in Part II, Item 7 of our 2017-2023, Annual Reports on Form 10-K May not foot due to rounding 2017201820192020202120222023